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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 29, 2008

Tompkins Financial Corporation

(Exact name of registrant as specified in its charter)

New York	1-12709	16-1482357

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

The Commons, PO Box 460, Ithaca, New York	14851

(Address of Principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (607) 273-3210

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure

          On August 29, 2008, as part of Tompkins Financial Corporation’s previously announced 2008 stock repurchase program, the Company entered into a Rule 10b5-1 trading plan. The 10b5-1 trading plan provides for the repurchase of up to 75,000 shares of Tompkins common stock between the dates of September 4, 2008 through July 24, 2009, subject to conditions specified in the plan. Shares of Tompkins common stock repurchased under the 10b5-1 trading plan will be disclosed in the Company’s quarterly reports on Form 10-Q and Annual Report on Form 10-K.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOMPKINS FINANCIAL CORPORATION

Date: September 2, 2008	By:	/s/ Francis M. Fetsko

Francis M. Fetsko
Executive Vice President and CFO